Exhibit 10.40

FIRST AMENDMENT TO

CREDIT AGREEMENT

Dated as of July 2, 2012

among

THE ACTIVE NETWORK, INC.,

as the Borrower,

CERTAIN DOMESTIC SUBSIDIARIES OF THE BORROWER,

as the Guarantors,

BANK OF AMERICA, N.A.,

as Administrative Agent, Swing Line Lender and L/C Issuer,

and

THE OTHER LENDERS PARTY HERETO

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

and

J.P. MORGAN SECURITIES LLC,

as Joint Lead Arrangers

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,

as Sole Book Manager

FIRST AMENDMENT TO CREDIT AGREEMENT

FIRST AMENDMENT TO CREDIT AGREEMENT dated as of July 2, 2012 (the “Agreement”) is entered into among The Active Network, Inc., a Delaware corporation (the “Borrower”), the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent, Swing Line Lender and L/C Issuer entered into that certain Credit Agreement dated as of December 16, 2011 (as amended and modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments. The Credit Agreement is hereby amended as follows:

(a) The following definitions in Section 1.01 of the Credit Agreement are hereby amended to read as follows:

“Aggregate Revolving Commitments” means the Revolving Commitments of all the Lenders. The aggregate principal amount of the Aggregate Revolving Commitments in effect on the First Amendment Effective Date is ONE HUNDRED MILLION DOLLARS ($100,000,000).

“Letter of Credit Sublimit” means an amount equal to the lesser of (a) the Aggregate Revolving Commitments and (b) $25,000,000. The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Revolving Commitments.

“Loan Documents” means this Agreement, each Note, each Issuer Document, each Joinder Agreement, the Collateral Documents, the Reaffirmation Agreement, the Disclosure Letter, any agreement creating or perfecting rights in Cash Collateral pursuant to the provisions of Section 2.14 of this Agreement and the Fee Letter.

“MLPFS” means Merrill Lynch, Pierce, Fenner & Smith Incorporated, in its capacity as a joint lead arranger and sole book manager.

“Responsible Officer” means the chief executive officer, president, chief financial officer, vice president of finance or treasurer of a Loan Party; provided, that, after the First Amendment Effective Date, with respect to the execution and delivery of any Loan Document, “Responsible Officer” shall mean the chief executive officer, president or chief financial officer of any Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party.

(b) Clause (b)(v) in the definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

(v) any federal, state, local and foreign income tax credits and refunds, and other adjustments having a substantially similar impact as an income tax credit or refund including but not limited to releases of deferred tax assets, in each case received by the Borrower or any Subsidiary during such period.

(c) The following definitions are hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“First Amendment Effective Date” means July 2, 2012.

“Joint Lead Arrangers” means (a) MLPFS, in its capacity as a joint lead arranger and sole book manager and (b) JPMS, in its capacity as a joint lead arranger.

“JPMS” means J.P. Morgan Securities LLC, in its capacity as a joint lead arranger.

“Reaffirmation Agreement” means that certain reaffirmation agreement dated as of the First Amendment Effective Date by and among the Borrower, the Guarantors and the Administrative Agent.

(d) The reference in Section 2.02(f) of the Credit Agreement to “TWENTY-FIVE MILLION DOLLARS ($25,000,000)” is hereby amended to read “FIFTY MILLION DOLLARS ($50,000,000)”.

(e) Section 11.18 of the Credit Agreement is hereby amended to read as follows:

11.18 No Advisory or Fiduciary Relationship.

In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a)(i) the arranging and other services regarding this Agreement provided by the Administrative Agent and each Joint Lead Arranger are arm’s-length commercial transactions between the Borrower and its Affiliates, on the one hand, and the Administrative Agent and each Joint Lead Arranger, on the other hand, (ii) the Borrower has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) the Borrower is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (b)(i) the Administrative Agent and each Joint Lead Arranger each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not and will not be acting as an advisor, agent or fiduciary, for the Borrower or any of Affiliates or any other Person and (ii) neither the Administrative Agent nor any Joint Lead Arranger has any obligation to the Borrower or any of its Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) the Administrative Agent and each Joint Lead Arranger and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower and its Affiliates, and neither the Administrative Agent nor any Joint Lead Arranger has any obligation to disclose any of such interests to the Borrower or its Affiliates. To the fullest extent permitted by law, the Borrower hereby waives and releases, any claims that it may have against the Administrative Agent or any Joint Lead Arranger with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transaction contemplated hereby.

(f) Schedule 2.01 to the Credit Agreement is hereby amended to read as provided on Schedule 2.01 attached hereto.

2. Conditions Precedent. This Agreement shall be effective upon satisfaction of the following conditions precedent:

(a) First Amendment Documents. Receipt by the Administrative Agent of (i) counterparts of this Agreement duly executed by the Administrative Agent, the L/C Issuer, the Swing Line Lender, the Lenders and the Loan Parties, (ii) any executed Revolving Notes requested by a Lender, (iii) an amendment to that certain access agreement dated as of February 27, 2012 between John Hancock Life Insurance Company (U.S.A.), the Borrower and the Administrative Agent, in form and substance satisfactory to the Administrative Agent and (iv) a fully executed reaffirmation agreement dated as of the First Amendment Effective Date by and among the Borrower, the Guarantors and the Administrative Agent.

(b) Organization Documents; Resolutions. Receipt by the Administrative Agent of the following, each of which shall be originals or facsimiles (followed promptly by originals), in form and substance satisfactory to the Administrative Agent:

(i) copies of the Organization Documents of each Loan Party certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of such Loan Party to be true and correct as of the date hereof (the “First Amendment Effective Date”);

(ii) such certificates of resolutions and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement; and

(iii) such documents and certifications as the Administrative Agent may require to evidence that each Loan Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state of organization or formation.

(c) Opinions of Counsel. Receipt by the Administrative Agent of favorable opinions of legal counsel to the Loan Parties, addressed to the Administrative Agent and each Lender, dated as of the First Amendment Effective Date and in form and substance satisfactory to the Administrative Agent.

(d) Closing Certificate. Receipt by the Administrative Agent of a certificate signed by a Responsible Officer of the Borrower certifying that the Borrower and its Subsidiaries (after giving effect to this Agreement, the transactions contemplated hereby and the incurrence of Indebtedness related thereto) are Solvent on a consolidated basis.

(e) Revolving Loans, etc. The Borrower shall have (or concurrently with the Credit Extensions on the First Amendment Effective Date will have) (i) paid all accrued and unpaid interest on the outstanding Revolving Loans through the First Amendment Effective Date, (ii) paid off in full all Revolving Loans outstanding on the First Amendment Effective Date, (iii) paid all accrued Commitment Fees owing to the Lenders under Section 2.09 of the Credit Agreement through the First Amendment Effective Date and (iv) paid all fees and other amounts (other than any amounts required pursuant to Section 3.05 of the Credit Agreement) owing to the Administrative Agent, the L/C Issuer, the Swing Line Lender and/or any Lender as of the First Amendment Effective Date.

(f) Fees. Receipt by the Administrative Agent, MLPFS, J.P. Morgan Securities LLC and the Lenders of any fees and expenses required to be paid on or before the First Amendment Effective Date.

(g) Attorney Costs. The Borrower shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent and MLPFS to the First Amendment Effective Date.

(h) Other. Receipt by the Administrative Agent and the Lenders of such other documents, instruments, agreements and information as reasonably requested by the Administrative Agent or any Lender, including, but not limited to, information regarding litigation, tax, accounting, labor, insurance, pension liabilities (actual or contingent), real estate leases, material contracts, debt agreements, property ownership, environmental matters, contingent liabilities and management of the Borrower and its Subsidiaries.

3. Miscellaneous.

(a) The parties hereto agree that, on the First Amendment Effective Date, the following transactions shall be deemed to occur automatically, without further action by any party hereto: (a) the Guaranties made to the Lenders, the Swap Banks and the Treasury Management Banks pursuant to the Credit Agreement shall remain in full force and effect with respect to the Obligations and are hereby reaffirmed and (b) the Collateral Documents and the Liens created in connection with the Credit Agreement shall remain in full force and effect with respect to the Obligations and are hereby reaffirmed. The parties hereto further acknowledge and agree that this Agreement constitutes an amendment to the Credit Agreement made under and in accordance with the terms of Section 11.01 of the Credit Agreement.

(b) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the L/C Issuer, the Swing Line Lender or the Lenders under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which, as amended, supplemented or otherwise modified hereby, are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Agreement shall constitute a Loan Document.

(c) On the First Amendment Effective Date, the revolving credit extensions and Revolving Commitments made by the Lenders shall be re-allocated and restated among the Lenders so that, and revolving credit extensions and Revolving Commitments shall be made by the Lenders so that, as of the First Amendment Effective Date, the respective Revolving Commitments of the Lenders shall be as set forth on Schedule 2.01 attached hereto.

(d) Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Agreement, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(e) The Borrower and the Guarantors hereby represent and warrant as follows:

(i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii) This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement, other than (a) those that have already been obtained and are in full force and effect and (b) approvals, consents, exemptions, authorizations, actions, notices or filings to the extent that failure to obtain the same could not reasonably be expected to have a Material Adverse Effect.

(f) The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the date hereof, except (x) that any such representation and warranty that is qualified by materiality or a reference to Material Adverse Effect is true and correct in all respects on and as of the date hereof and (y) to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date (except that any such representation and warranty that is qualified by materiality or reference to Material Adverse Effect is true and correct in all respects as of such earlier date) and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(g) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(h) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

4. New Lenders. By execution of this Agreement, each Person identified as a “Lender” on each signature page hereto that is not already a Lender under the Credit Agreement hereby acknowledges, agrees and confirms that, by its execution of this Agreement, such Person shall be deemed to be a party to the Credit Agreement and a “Lender” for all purposes of the Credit Agreement and shall have all of the obligations of a Lender thereunder as if it had executed the Credit Agreement. Such Person hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to Lenders contained in the Credit Agreement.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:	THE ACTIVE NETWORK, INC.,
a Delaware corporation

	By:	/s/ Scott Mendel
Name: Scott Mendel
Title: Chief Financial Officer

GUARANTORS:	RTP, LLC,
a Colorado limited liability company

	By:	/s/ Mike Skelly
Name: Mike Skelly
Title: Chief Financial Officer

STARCITE, INC.,
a Delaware corporation

	By:	/s/ Matt Landa
Name: Matt Landa
Title: President

FIRST AMENDMENT TO CREDIT AGREEMENT

THE ACTIVE NETWORK, INC.

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Ken Puro
Name: Ken Puro
Title: Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer

	By:	/s/ Julie Yamauchi
Name: Julie Yamauchi
Title: Senior Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender

	By:	/s/ Ling Li
Name: Ling Li
Title: Vice President

UNION BANK, N.A.,
as a Lender

	By:	/s/ Glenn Fortin
Name: Glenn Fortin
Title: Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

	By:	/s/ Dennis Kim
Name: Dennis Kim
Title: Vice President